                                                                    EXHIBIT 25.1

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                 36-3800435
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                        60602
(Address of principal executive offices)                 (Zip code)

                           ---------------------------
                                Lear Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                 13-3386776
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                           Lear Operations Corporation
               (Exact name of obligor as specified in its charter)
Delaware                                                 38-3265872
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                         Lear Seating Holdings Corp. #50
               (Exact name of obligor as specified in its charter)
Delaware                                                 38-2929055
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                       Lear Corporation EEDS and Interiors
               (Exact name of obligor as specified in its charter)
Delaware                                                 38-2446360
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                             Lear Technologies, LLC
               (Exact name of obligor as specified in its charter)
Delaware                                                 52-2133836
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                  Lear Midwest Automotive, Limited Partnership
               (Exact name of obligor as specified in its charter)
Delaware                                                 61-1317467
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                        Lear Automotive (EEDS) Spain S.L.
               (Exact name of obligor as specified in its charter)
Spain                                                    38-3384976
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                      Lear Corporation Mexico, S.A. de C.V.
               (Exact name of obligor as specified in its charter)
Mexico                                                   CIN830323-T75
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)




21557 Telegraph Road
Southfield, Michigan                                     48034
(Address of principal executive offices)                 (Zip code)
                     5-3/4% Series B Senior Notes due 2014
                       (Title of the indenture securities)

1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------

                       Name                                 Address
--------------------------------------------------------------------------------

    Office of Banks & Trust Companies of        500 E. Monroe Street
    the State of Illinois                       Springfield, Illinois 62701-1532

    Federal Reserve Bank of Chicago             230 S. LaSalle Street
                                                Chicago, Illinois 60603

    (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

    2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 1st day of February, 2005.


                                    BNY Midwest Trust Company


                                    By: /S/     D.G. DONOVAN
                                      ----------------------
                                      Name:     D.G. DONOVAN
                                      Title:  VICE PRESIDENT

                                                           EXHIBIT 7 TO FORM T-1

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on November 30, 2004, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.


                                              ASSETS                                       THOUSANDS OF DOLLARS
                                              ------                                       --------------------
                                                                                                   (000)

1.      Cash and Due from Depository Institution.......................                   44,386

2.      U.S. Treasury Securities.......................................                    - 0 -

3.      Obligations of States and Political Subdivisions...............                    - 0 -

4.      Other Bonds, Notes and Debentures..............................                    - 0 -

5.      Corporate Stock................................................                    - 0 -

6.      Trust Company Premises, Furniture, Fixtures and Other
        Assets Representing Trust Company Premises.....................                      592

7.      Accounts Receivable............................................                    4,848

8.      Goodwill.......................................................                   86,813

9.      Intangibles ...................................................                      -0-

10.     Other Assets ..................................................                    5,280

        (Itemize amounts greater than 15% of Line 10)

                    Income Taxes Receivable.......................5,213
                    ---------------------------------------------------

11.     TOTAL ASSETS...................................................                  141,919



                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602


                LIABILITIES                                           THOUSANDS OF DOLLARS
                -----------                                           --------------------

12. Accounts Payable...............................................               34

13. Taxes Payable..................................................                0

14. Other Liabilities for Borrowed Money...........................           25,425

15. Other Liabilities..............................................

    (Itemize amounts greater than 15% of Line 14)

           Reserve for Taxes........................11,380
                                                                              11,885
16. TOTAL LIABILITIES                                                         37,344

                EQUITY CAPITAL
                --------------

17. Preferred Stock................................................            - 0 -

18. Common Stock...................................................            2,000

19. Surplus........................................................           67,130

20. Reserve for Operating Expenses.................................            - 0 -

21. Retained Earnings (Loss).......................................           35,445

22. TOTAL EQUITY CAPITAL...........................................          104,575

23. TOTAL LIABILITIES AND EQUITY CAPITAL...........................          141,919


I,      Robert L. DePaola, Vice President
   -----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                              /s/ Robert L. DePaola
               ---------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 23rd day of January , 2004.
                                       ----       --------- -----

My Commission expires May 15, 2007.
                      ------------

                                       /s/ Joseph A. Giacobino, Notary Public
                                       -----------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


Emmie Chan                                        Assistant Treasurer
--------------------------------------- ----------------------------------------
Name                                                     Title

(212) 437-5639
--------------------------------------------------------------------------------
Telephone Number (Extension)

eychan@bankofny.com
---------------------------------------
E-mail